EXHIBIT 10.9
AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT
This Amendment No. 1 to Stockholders Agreement (this “Amendment”) is effective as of January 31, 2006 (the “Effective Date”), by and among AMH Holdings II, Inc., a Delaware corporation (the “Company”) and each of the stockholders of the Company parties to the Stockholders Agreement, dated as of December 22, 2004 (the “Stockholders Agreement”).
W I T N E S S E T H:
WHEREAS, upon the terms and subject to the conditions contained in this Amendment, and in accordance with Section 6.14 of the Stockholders Agreement, the signatories hereto, including the Company, the Investcorp Investors, the Harvest Funds and a majority in interests of the Requisite Disinterested Holders, desire to amend the Stockholders Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in this Amendment, the parties hereto hereby agree as follows:
1. Certain Definitions.
All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Stockholders Agreement, as amended by this Amendment.
2. Amendments.
The Stockholders Agreement is hereby amended as follows:
2.1. Recitals. The fourth “WHEREAS” clause of the Stockholders Agreement is amended by deleting such clause in its entirety and replacing such clause with the following three “WHEREAS” clauses:
“WHEREAS, (i) the Company has adopted a Stock Option Plan (as defined below) and (ii) Holdings has in place its AMH Holdings, Inc. 2002 Stock Option Plan (the “Holdings Plan”), in each case for certain members of management and key employees of the Company and its subsidiaries;
WHEREAS, pursuant to an Agreement, dated as of December 22, 2004, among the Company and each holder of options granted pursuant to the Holdings Plan (such options “Holdings Plan Options”; and each holder thereof, a “Holdings Plan Option Holder”), each Holdings Plan Option Holder has agreed, upon any exercise of his or her Holdings Plan Options: (i) to accept from the Company, in lieu of the shares of Holdings common stock otherwise issuable thereupon, an equivalent number of shares of Class B non-voting common stock of the Company and (ii) that the issuance of such Class B non-voting common stock of the Company shall be conditioned upon the execution and delivery by such Holdings Plan Option Holder of a joinder agreement pursuant to which such Holdings Plan Option Holder becomes party to, and agrees to be bound by all of the provisions of, the Stockholders Agreement;

WHEREAS, pursuant to the Stock Option Plan and the Holdings Plan, any Equity Securities issuable upon the exercise of the Stock Options (as defined below) shall be subject to, and have the benefit of, the terms of this Agreement to the extent expressly provided for herein;”.
2.2. Section 1.1 (Certain Definitions). Section 1.1 of the Stockholders Agreement is amended by amending the definition of “Existing Investors,” in its entirety to read as follows:
““Existing Investors” shall mean, at any time, (i) the Harvest Funds, (ii) the Financial Investors, (iii) the Executives, (iv) solely for purposes of clause (ii) of Section 4.7(d) hereof and, for the avoidance of doubt, not for purposes of any other provision of this Agreement, each Holdings Plan Option Holder, in each case from and after the time he or she shall have exercised all or any portion his or her Holdings Plan Options, but only with respect to Holdings Plan Options exercised at such time, and (v) each of the respective Permitted Transferees of any of the Persons named in the foregoing clauses (i) — (iv), in each case who hold Equity Securities of the Company as of such time.”.
2.3. Section 4.7(d)(ii) (Recapitalizations). Clause (ii) of Section 4.7(d) of the Stockholders Agreement is hereby amended by deleting such clause in its entirety and adding the following clause (ii) in lieu thereof:
“(ii) Second, to the extent the Recap Event Amount exceeds the amount to be paid pursuant to clause (i) above, the Company shall repurchase from the Existing Investors Equity Securities (and, to the extent the Board approves (by Special Board Approval) their repurchase in connection with such Recap Event, Options or Stock Options then held by the Existing Investors) at the Per Share Price (net of the exercise price for any such Options or Stock Options), pro rata, in proportion to the Equity Securities (including any such Options or Stock Options participating in such Recap Event upon Special Board Approval) owned or held by such Existing Investors, provided that the aggregate amount paid pursuant to this clause shall not exceed the Target Amount (which amount shall be reduced by all amounts paid to the Existing Investors pursuant to this clause (ii) upon repurchase of Equity Securities in connection with prior Recap Events), provided, that in the case of an Investcorp Recap Event, each Existing Investor shall be entitled to elect not to sell all or any of its shares otherwise subject to repurchase under this clause and under clause (iii) below; and”.
3. General Matters.
3.1. Effectiveness of this Amendment. This Amendment shall become effective as of the Effective Date, During all such times that this Amendment is in effect, if any terms or purposes of this Amendment are inconsistent or conflict with the terms of the Stockholders Agreement existing prior to the effectiveness of this Amendment, then the inconsistent or conflicting terms or purposes of this Amendment shall govern.

3.2. Further Assurances. Each of the parties hereto shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper to carry out the provisions and purposes of this Amendment.
3.3. Amendment of Other Documents. All other documents or instruments pertaining to the Stockholders Agreement are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the modifications to the terms of the Stockholders Agreement, as modified by this Amendment.
3.4. Ratification. Except as provided in this Amendment, the Stockholders Agreement shall remain in full force and effect and, as amended hereby, the Stockholders Agreement is in all respects ratified and confirmed.
3.5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York except for its conflicts of law rules.
3.6. Entire Agreement. This Amendment constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof and supercedes all prior agreements and understandings, commitments, inducements or conditions with respect thereto, whether express or implied, oral or written.
3.7. Counterparts. This Amendment may be executed in the original or via facsimile in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same signature page.
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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the Effective Date.

AMH HOLDINGS II, INC.

By:
Name:
Title:

AMH HOLDINGS, INC., for purposes of Section 7.1 only

By:

Name:
Title:

APOLLO INVESTMENT CORPORATION, for purposes of Section 4.2 only

By:

Name:
Title:

HARVEST PARTNERS III, L.P.

By:	Harvest Associates III, LLC, its general partner

By:
Name:
Title:

HARVEST PARTNERS III, GbR

By:	Harvest Associates III, LLC, its general partner

By:

Name:
Title:

HARVEST PARTNERS IV, L.P.

By:	Harvest Associates IV, LLC, its general partner

By:

Name:
Title:

HARVEST PARTNERS IV GmbH & Co. KG

By:	Harvest Associates IV, LLC, its general partner

By:

Name:
Title:

INVESTCORP 2005 AMH HOLDINGS II PORTFOLIO LIMITED PARTNERSHIP

By:	Investcorp Investment Holdings Limited

By:
Name:
Title: Director

INVESTCORP COINVESTMENT PARTNERS I, L.P.

By:	Investcorp Coinvestment Manager LLC

By:	Investcorp International Inc.

By:

Name: James O. Egan
Title: Vice President

INVESTCORP COINVESTMENT PARTNERS II, L.P.

By:	Investcorp Coinvestment Manager LLC

By:	Investcorp International Inc.

By:

Name: James O. Egan
Title: Vice President

AM EQUITY LIMITED

By:

Name: Martonmere Services Ltd.
Title: Director

AM INVESTMENTS LIMITED

By:

Name: Martonmere Services Ltd.
Title: Director

ASSOCIATED EQUITY LIMITED

By:

Name: Martonmere Services Ltd.
Title: Director

ASSOCIATED INVESTMENTS LIMITED

By:

Name: Martonmere Services Ltd.
Title: Director

BANCBOSTON CAPITAL INC.

By:
Name:
Title:

PRIVATE EQUITY PORTFOLIO FUND II, LLC

By:

Name:
Title:

GE CAPITAL EQUITY CAPITAL GROUP, INC.

By:

Name:
Title:

OLD HICKORY FUND I, LLC

By:	PPM America, Inc., its manager

By:

Name:
Title:

PPM AMERICA PRIVATE EQUITY FUND L.P.

By:	PPM America Capital Partners, LLC, its general partner

By:

Name:
Title:

By:

Name:
Title:

ABBOTT CAPITAL PRIVATE EQUITY FUND III, L.P.

By:	Abbott Capital Private Equity Partners III, L.P., its general partner

By:	Abbott Capital Management, L.L.C. its general partner

By:
Name:
Title:

BNY PARTNERS FUND L.L.C.

By:	BNY Private Investment Management, Inc., Member Manager

By:

Name:
Title:

NEW YORK LIFE CAPITAL PARTNERS II L.P.

By:	NYLCAP Manager LLC, its Investment Manager

By:

Name:
Title:

THE BOARD OF TRUSTEES OF THE TEXAS GROWTH FUND II, AS TRUSTEE FOR THE TEXAS GROWTH FUND II — 1998 TRUST

By:	TGF II Management, L.P., as Executive Director

By:	TGF Management Corp., as General Partner

By:

Name:
Title:

WESTON PRESIDIO CAPITAL III, L.P.

By:
Name:
Title:

WESTON PRESIDIO CAPITAL IV, L.P.

By:

Name:
Title:

WPC ENTREPRENEUR FUND, L.P.

By:

Name:
Title:

WPC ENTREPRENEUR FUND II, L.P.

By:

Name:
Title:

LIBERTY MUTUAL INSURANCE COMPANY

By:

Name:
Title:

NATIONAL CITY EQUITY PARTNERS, INC.

By:

Name:
Title:

GREAT LAKES CAPITAL INVESTMENTS IV, LLC

By:
Name:
Title:

3755428 CANADA INC.

By:

Name:
Title:

MICHAEL CAPORALE, JR.

KENNETH L. BLOOM

D. KEITH LAVANWAY